UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2009

PHARMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33380	87-0792558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Campus Place

Louisville, Kentucky 40299

(Address of principal executive offices) (Zip Code)

(502) 627-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Short-Term Incentive Program

On March 3, 2009, the Compensation Committee of the Board of Directors of PharMerica Corporation (the “Corporation”) adopted the 2009 Short-Term Incentive Program (the “STIP”) under the PharMerica Corporation 2007 Omnibus Incentive Plan, as amended (the “Omnibus Plan”). The STIP provides for performance-based annual cash awards to the Corporation’s Chief Executive Officer, executive officers, and certain other officers and employees of the Corporation. The STIP advances the Corporation’s commitment to performance-based compensation practices by providing participants an opportunity to earn annual cash bonuses upon achievement of certain pre-established short-term performance objectives.

Eligibility. Officers and employees of the Corporation may receive STIP cash awards as determined by the Board of Directors or the Compensation Committee.

Performance Cycle. The STIP performance cycle is for the current year, beginning on January 1, 2009 and ending on December 31, 2009.

Award Targets. The amount of the awards under the STIP are based on individual participant bonus targets. Individual participant bonus targets are established for each participant by the Compensation Committee, in the case of the Chief Executive Officer, and by the Chief Executive Officer, for other participants, based upon a determination of the appropriate bonus target amounts which will enable the Corporation to remain competitive, to retain and recruit top employees, and to align such employee’s interests with certain strategic initiatives of the Corporation. Individual participant bonus targets range from 5% to 100% of base salary, with targets for the Corporation’s executive officers between 25% and 115% of base salary.

The Compensation Committee established the bonus targets under the STIP for the Corporation’s principal executive officer, principal financial officer and fiscal 2008 named executive officers as follows:

Executive	Title	Bonus Target
Gregory S. Weishar	Chief Executive Officer	115% of base salary
Michael J. Culotta	Executive Vice President & Chief Financial Officer	80% of base salary
Robert McKay	Senior Vice President of Sales and Marketing	65% of base salary
Thomas Caneris	Senior Vice President, General Counsel and Secretary	65% of base salary
Anthony Hernandez	Senior Vice President of Human Resources	65% of base salary

The Compensation Committee delegated authority to the Chief Executive Officer to determine the bonus targets for all other employees within the target ranges approved by the Compensation Committee.

Performance Criteria. The performance criteria under the STIP is divided into a company performance-based component and group/individual performance-based component for different employees as set forth in the chart below.

Title	Company Performance	Individual/ Group Performance
CEO and Executive VPs	70%	30%
Senior VPs	70%	30%
Vice Presidents and Directors	50%	50%
Vice President, Operations	25%	75%
General/Pharmacy Managers	0%	100%

Under the STIP, company performance will be measured by comparing the Corporation’s adjusted annual earnings before interest, taxes, depreciation and amortization (“EBITDA”), to a target adjusted EBITDA for the entire 2009 fiscal year. Group/individual performance will be measured by comparing certain group/individual performance metrics to target group/individual performance metrics, to be determined by the Corporation’s Chief Executive Officer, for participants other than the Chief Executive Officer (for which such metrics are set by the Compensation Committee in consultation with the Chief Executive Officer).

Award Payouts. Award payout levels are based on the percentage of the performance target achieved. Generally, the percentage of the award earned at the end of the performance cycle will be determined according to the following schedule; however the actual award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Achievement	Payout Level
< 85% of Performance Target	0% of Award Target
90% of Performance Target	57% of Award Target
100% of Performance Target	100% of Award Target
110% of Performance Target	125% of Award Target
120% of Performance Target	150% of Award Target
130% of Performance Target	175% of Award Target
> 130% of Performance Target	175% of Award Target

Payment of Awards. Payment of STIP awards will be made in cash. Awards will be paid on a specific date by which the Compensation Committee reasonably expects that the Corporation’s EBITDA for the year on which the award was based will have been reported. The Corporation will make the payment of the STIP awards to participants as soon as administratively practicable following the date of the award determination, but no later than March 15, 2010.

Vesting and Forfeiture. STIP participants must remain continuously employed by the Corporation until the award payment date and receive a certain minimum score on their general performance appraisal in order to be entitled to receive a payout of an STIP award.

Other Terms & Provisions. STIP participants are not permitted to transfer STIP awards, except by will or the laws of descent and distribution. The Corporation is entitled to withhold from any payments of awards under the STIP any and all amounts required to be withheld for federal, state and local withholding taxes. The Compensation Committee has the discretion to change terms and conditions of STIP awards as it deems necessary to ensure that the STIP awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Internal Revenue Code.

Long-Term Incentive Program

On March 3, 2009, the Compensation Committee adopted the 2009 Long-Term Incentive Program (the “LTIP”) under the Omnibus Plan to provide stock options, performance share unit awards, and/or performance-based cash awards to the Corporation’s executives and certain other officers and employees based on pre-established performance objectives and goals. The LTIP advances the Corporation’s commitment to performance-based compensation practices by providing participants an opportunity to earn equity-based and cash awards upon the achievement of certain pre-established long-term performance objectives. The LTIP also is designed to drive consistent growth of the Corporation over a multiple-year performance period.

Eligibility. The Chief Executive Officer, the other executive officers and all employees in grades “J” through “N” are eligible to receive awards under the LTIP.

Performance Cycle. LTIP performance cycle begins on January 1, 2009 and ends on December 31, 2011.

Award Targets. The amount of the awards under the LTIP are based on individual participant bonus targets and company performance criteria. Individual participant bonus targets are established by the Compensation Committee for each participant based upon the Compensation Committee’s determination of the appropriate bonus target amounts which will enable the Corporation to remain competitive and retain and recruit top employees.

The Compensation Committee established the bonus targets under the LTIP for the Corporation’s principal executive officer, principal financial officer and fiscal 2008 named executive officers as follows:

Executive	Title	Bonus Target
Gregory S. Weishar	Chief Executive Officer	200% of base salary
Michael J. Culotta	Executive Vice President & Chief Financial Officer	175% of base salary
Robert McKay	Senior Vice President of Sales and Marketing	130% of base salary
Thomas Caneris	Senior Vice President, General Counsel and Secretary	140% of base salary
Anthony Hernandez	Senior Vice President of Human Resources	100% of base salary

In general, the Compensation Committee, or the Chief Executive Officer, as applicable has the authority to make such combination of cash awards, stock options and performance share units as deemed appropriate. The Compensation Committee granted the 2009 LTIP awards for the fiscal 2008 named executive officers in the following amounts as a percentage of the bonus target: 50% non performance-based stock options and 50% performance share units.

On March 3, 2009, the Compensation Committee awarded non performance-based stock options under the LTIP for the Corporation’s principal executive officer, principal financial officer and fiscal 2008 named executive officers as follows:

Executive	Title	Stock Options (50% of Bonus Target)
Gregory S. Weishar	Chief Executive Officer	166,664
Michael J. Culotta	Executive Vice President & Chief Financial Officer	83,615
Robert McKay	Senior Vice President of Sales and Marketing	37,912
Thomas Caneris	Senior Vice President, General Counsel and Secretary	40,791
Anthony Hernandez	Senior Vice President of Human Resources	23,652

The Compensation Committee delegated authority to the Chief Executive Officer to determine the bonus targets for other employees within the target ranges approved by the Compensation Committee.

Performance Criteria. The LTIP performance criteria are tied to company performance. Company performance will be measured for purposes of the LTIP by comparing the Corporation’s adjusted EBITDA at the end of the performance cycle to a target end-of-performance cycle adjusted EBITDA set by the Committee. With respect to the Chief Executive Officer and Executive Vice

Presidents the adjusted EBITDA target accounts for 85% of their respective performance target and the remaining 15% is determined by achievement of a target measure of an adjusted return on invested capital (“ROIC”).

Award Payouts. Award payouts are based on the percentage of the performance target achieved. Generally, the percentage of the award earned at the end of the performance cycle based on the performance target shall be determined according to the following schedule; however the actual LTIP award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Level	Payout Level
< 75% of Performance Target	0% of Award Target
75% of Performance Target	50% of Award Target
90% of Performance Target	80% of Award Target
100% of Performance Target	100% of Award Target
110% of Performance Target	140% of Award Target
120% of Performance Target	180% of Award Target
125% of Performance Target	200% of Award Target
> 125% of Performance Target	200% of Award Target

Award Agreements. Awards of stock options, performance share units and long-term cash awards are made under the LTIP pursuant to award agreements with each recipient. The forms of Non-Qualified Stock Option Agreement, Performance Share Award Agreement and Long-Term Cash Award Agreement are filed, respectively, as Exhibits 10.44, 10.26 and 10.27 to the Corporation’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2008, June 30, 2007 and June 30, 2007, respectively, and are incorporated herein by reference. The form of Performance Share Award Agreement for the Chief Executive Officer and the Executive Vice Presidents, including the adjusted EBITDA and ROIC performance targets, is filed as Exhibit 10.49 hereto, and is incorporated herein by reference.

Payment of Awards. Equity-based and cash awards will be paid on a specific date by which the Compensation Committee reasonably expects it will be able to determine whether and the extent that the performance target applicable to such award was met. The Corporation will make the payment of the LTIP awards to participants as soon as administratively practicable following the date of the award determination, but no later than March 15, 2012.

Vesting and Forfeiture. Recipients of LTIP awards generally must remain continuously employed by the Corporation until the date designated for payout under the applicable award agreement and receive a certain minimum score on their general performance appraisals for the LTIP period. Exceptions may be provided for termination of employment by reason of death, disability, retirement and change in control.

Other Terms & Provisions. Participants are not permitted to transfer LTIP awards, except by will or the laws of descent and distribution. The Corporation is entitled to withhold from any payments of awards under the LTIP or the Omnibus Plan any and all amounts required to be withheld for federal, state and local withholding taxes. The Compensation Committee has the discretion to change terms and conditions of LTIP awards as it deems necessary to ensure that the LTIP awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Internal Revenue Code. In addition to the above conditions, payment of any incentive award is contingent upon the participant executing a written agreement to protect company assets.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.27	Form of Long-Term Cash Award Agreement (1)

10.44	Form of Non-Qualified Stock Option Agreement (2)

10.26	Form of Performance Share Award Agreement (1)

10.49	Form of Performance Share Award Agreement (adjusted EBITDA and adjusted ROIC)

(1)     Filed with the Corporation’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 31, 2007, and incorporated herein by reference.

(2)     Filed with the Corporation’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2008, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMERICA CORPORATION

Date: March 9, 2009	By:	/s/ Thomas Caneris
Thomas Caneris
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.49	Form of Performance Share Award Agreement (adjusted EBITDA and adjusted ROIC)